UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2019

PEBBLEBROOK HOTEL TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7315 Wisconsin Avenue, 1100 West, Bethesda, Maryland		20814
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(240) 507-1300

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 13, 2019, the Board of Trustees (the “Board”) of Pebblebrook Hotel Trust (the “Company”) approved, as recommended by the Compensation Committee of the Board (the “Compensation Committee”), compensatory arrangements in which the executive officers of the Company will participate for 2019.
For 2019, the Compensation Committee and the Board determined that compensation for each executive will consist of: (i) an annual cash base salary; (ii) an annual cash bonus incentive award under the Company’s 2009 Equity Incentive Plan, as amended and restated effective July 10, 2012, as amended (the “Plan”); and (iii) awards of long-term equity-based compensation under the Plan. The awards of long-term equity-based compensation consist of restricted common shares of beneficial interest of the Company, $0.01 par value per share (“Common Shares”), and performance units. The restricted Common Shares are subject to pro rata time-based vesting provisions over a three-year period beginning January 1, 2020. The performance units are subject to performance-based vesting over a three-year performance period and will vest, if at all, after January 1, 2022 only if certain enumerated performance objectives are achieved. If vested, the performance units will be settled in the form of Common Shares, pursuant to the Plan. Of the long-term equity-based compensation awarded to each executive officer, 40% is in the form of restricted Common Shares subject to pro rata time-based vesting and 60% is in the form of performance units subject to performance-based vesting.
The following table shows each of the three components of target total compensation as a percentage of target total compensation for 2019 as determined by the Compensation Committee and the Board.

	2019 Target Compensation:
	Components as a Percentage of Target Total Compensation (1)
	Base Salary	Target Cash Incentive Bonus	Target Equity-Based Compensation(2)

Jon E. Bortz	16%	25%	59%

Raymond D. Martz	23%	23%	54%

Thomas C. Fisher	23%	23%	54%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.
(2) Percentages include the February 2019 awards of time-based restricted Common Shares and performance units, which comprise 40% and 60%, respectively, of the target equity-based compensation amount.

Base Salary and Annual Cash Incentive Bonus
The Compensation Committee and the Board approved the following cash compensation arrangements for 2019 for each of the executive officers:

			Target Cash Incentive Bonus as a % of
	Base Salary	Target Cash Incentive Bonus	Base Salary	Target Total Compensation(1)

Jon E. Bortz	$750,000	$1,203,750	161%	25%

Raymond D. Martz	$500,000	$500,000	100%	23%

Thomas C. Fisher	$500,000	$500,000	100%	23%
___________________
(1) Target total compensation includes base salary, target cash incentive bonus, time-based restricted Common Shares and the target amount of performance units, as discussed below.

For each executive, the target cash incentive bonus is contingent on the Company meeting the target levels of certain management objectives and goals established by the Board (the “2019 Annual Objectives”), which are established at the beginning of the year and are designed to align the incentives of the Company’s employees and management with the interests of the Company’s shareholders. The actual amount of cash incentive bonus that will be paid in 2020 for performance in 2019 will depend on the Company’s performance against the 2019 Annual Objectives and could be as little as zero or as much as 200% of the target cash incentive bonus.

There are five 2019 Annual Objectives:

•
10% of the target cash amount will be determined by the degree of success of the integration of the Company and LaSalle Hotel Properties (“LaSalle”), whose merger was completed on November 30, 2018 (the “Merger”);

•	30% of the target cash amount will be determined by:

•
the percentage growth of the Company’s comparable hotel-level earnings before interest, taxes, depreciation and amortization (“EBITDA”) from December 31, 2018 to December 31, 2019 (the “Measurement Period”) compared to the average percentage growth in the same measure for a group of six peer companies in the full service hotel sector, Chesapeake Lodging Trust, DiamondRock Hospitality Company, Host Hotels & Resorts, Inc., Park Hotels & Resorts Inc., Sunstone Hotel Investors, Inc. and Xenia Hotels & Resorts, Inc.;

•
the growth of the Company’s adjusted funds from operations (“Adjusted FFO”) per Common Share for the Measurement Period compared to the same measure per share provided in the Company’s budget for 2018;

•	the growth in the Company’s RevPAR penetration index for the Measurement Period compared to the competitive sets for the Company’s portfolio;

•	the amount of annualized hotel-level EBITDA improvements that can be made based on asset management enhancements identified during the Measurement Period; and

•
30% of the target cash amount will be determined by the degree to which the Company achieves certain asset management initiatives during the Measurement Period, including successfully completing renovations of, or developing strategic repositioning plans for, certain hotel properties;

•
30% of the target cash amount will be determined by the degree to which the Company achieves certain other business objectives, including meeting acquisition/disposition goals and complying with internal controls and compliance.

The level of performance against each 2019 Annual Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective. Regardless of the Company’s actual performance against one or more of the 2019 Annual Objectives, no executive officer will be entitled to receive more than a maximum of 200% of his target cash incentive bonus for an annual cash bonus incentive award.
Long-Term Equity Incentive Awards
The Compensation Committee and the Board approved long-term equity incentive awards to each executive officer for 2019, consisting of an award of restricted Common Shares subject to time-based vesting and an award of performance units subject to performance-based vesting (which, if vested, will settle in the form of Common Shares). Long-term equity incentive awards are intended to provide grantees with an incentive to promote the long-term success of the Company in line with the interest of the Company’s shareholders.
Award of Time-Based Restricted Common Shares
For 2019, the Board awarded time-based restricted Common Shares, which will vest ratably on January 1, 2020, January 1, 2021 and January 1, 2022, provided that the recipient remains employed by the Company through the applicable vesting date or as otherwise described below, to Messrs. Bortz, Martz and Fisher as follows:

•	Mr. Bortz - 35,055 shares;

•	Mr. Martz - 14,398 shares; and

•	Mr. Fisher - 14,398 shares.

The vesting-related terms of the time-based restricted Common Share awards granted to each of Messrs. Bortz, Martz and Fisher also provide that:

•	upon a change in control of the Company, unvested awards vest;

•	upon termination of the executive’s employment with the Company because of his death or disability, unvested awards vest;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control), unvested awards vest;

•	upon termination of the executive’s employment with the Company without cause, unvested awards vest; and

•	upon termination of the executive’s employment with the Company for cause, unvested awards are forfeited.

Except as described above, any awards that are unvested at the time the executive terminates his employment with the Company are forfeited.

The restricted Common Shares were awarded pursuant to share award agreements substantially in the form filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on February 16, 2018.

Award of Performance Units
For 2019, the Board awarded performance units (which, if vested, will settle in the form of Common Shares) to each of the Company’s executive officers. The performance units will vest only if, and to the degree that, long-term performance criteria established by the Board (the “2019 Long-Term Objectives”) are met, provided that the recipient remains employed by the Company through January 1, 2022 or as otherwise described below.
There are two 2019 Long-Term Objectives:

•
65% is determined by the Company’s total shareholder return (Common Share price appreciation/depreciation plus paid dividends) (“TSR”) measured from December 31, 2018 through December 31, 2021 compared to the TSR of each member of the Peer Group (the “2019 Relative TSR Objective”); and

•	35% is determined by the Company’s TSR from December 31, 2018 through December 31, 2021 (the “2019 Absolute TSR Objective”).

The level of performance against each 2019 Long-Term Objective will be measured relative to a target. The payout level of each objective varies by level of performance achieved, from a minimum of 0% up to target and maximum amounts that differ by objective, as shown in the following table (and payout levels between minimum and target, or between target and maximum, will be interpolated):

2019 Long-Term Objectives		Minimum % of Target Bonus	Target Performance and % of Target Bonus	Maximum % of Target Bonus
2019 Relative TSR	Performance (relative to Target Performance)	TSR < Peer Group min.	TSR in 50th percentile of Peer-Group	TSR > Peer Group max.
	Payout Level (percent of Target Bonus)	0%	65%	162.5%

2019 Absolute TSR	Performance (relative to Target Performance)	< 0% TSR	6% TSR	> 15% TSR
	Payout Level (percent of Target Bonus)	0%	35%	87.5%

Aggregate (as percent of Target Bonus)		0%	100%	200%

Regardless of the Company’s actual performance against one or more of the 2019 Long-Term Objectives, the maximum amount of performance units that can vest for any of the executive officers is 200% of the executive’s target number of performance units.

The target and maximum number of performance units subject to the 2019 Long-Term Objectives for the Company’s three executive officers are as follows, and in each case the minimum number is zero:

•	Mr. Bortz - 52,582 target (105,164 maximum);

•	Mr. Martz - 21,596 target (43,192 maximum); and

•	Mr. Fisher - 21,596 target (43,192 maximum).

For each executive, the actual amount of performance units that will vest (and be settled in the form of Common Shares) after December 31, 2021 will depend on the Company’s performance against the 2019 Long-Term Objectives as determined by the Compensation Committee and requires that the recipient remains employed by the Company through December 31, 2021 or as otherwise described below. The performance units will, prior to vesting, not be entitled either to receive dividends or to be voted, but dividends will, in effect, accrue on the performance units and will be paid if, but only if, and to the extent the performance units vest and are settled in the form of Common Shares.

The vesting-related terms of the performance units granted to each of Messrs. Bortz, Martz and Fisher also provide that, prior to December 31, 2021, upon termination of the executive’s employment with the Company: (i) for cause, the unvested units are forfeited; and (ii) under the following scenarios, the number of units that shall vest will be up to the greater of (x) the target number of units and (y) the number of units determined by the performance provisions:

•	upon a change in control of the Company;

•	upon termination of the executive’s employment with the Company because of his death or disability;

•	upon resignation of the executive for good reason (which must be in connection with or within one year after a change in control); and

•	upon termination of the executive’s employment with the Company without cause.

The performance units were awarded pursuant to performance unit agreements substantially in the form filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 16, 2018.

Merger Integration and Retention Cash Bonus
In recognition of the extra work that has been done and will need to be performed to achieve a successful integration of the Company and LaSalle Hotel Properties (“LaSalle”), whose merger was completed on November 30, 2018 (the “Merger”), and in order to encourage retention during the critical period of integration, the Compensation Committee and the Board approved a merger integration and retention cash bonus equal to 50% of the recipient’s 2018 base salary. The bonus is to be paid to every executive officer and employee of the Company who was an executive officer or employee of the Company on November 29, 2018, if the recipient remains in the continued employment of the Company or its subsidiaries through the date in 2020 when the Compensation Committee determines the actual amount of cash incentive bonus earned for performance in 2019, which will occur not later than March 15, 2020. For the Company’s three executive officers, Messrs. Bortz, Martz and Fisher, the amount of the merger integration and retention cash bonus will be $375,000, $225,000 and $225,000, respectively.

Item 8.01. Other Events.
On February 14, 2019, the Company announced that it had completed the sale of the 343-room Liaison Capitol Hill, located in Washington D.C., for a gross sales price of $111.0 million to an unaffiliated third party.

This Current Report on Form 8-K contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. These forward-looking statements relate to payments of bonuses. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections or other forward-looking information.

These forward-looking statements are subject to various risks and uncertainties, not all of which are known to the Company and many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy, supply and demand in the hotel industry and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued February 14, 2019, regarding disposition of Liaison Capitol Hill

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

February 20, 2019	By:	/s/ Raymond D. Martz

Name: Raymond D. Martz
Title: Executive Vice President, Chief Financial Officer, Treasurer and Secretary